UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2007

                            State Street Corporation
 ...............................................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                 001-07511                  04-2456637
...........................   ..................        .........................
(State of Incorporation)  (Commission File Number)     (IRS Employer Identifica-
                                                               tion Number)

      One Lincoln Street, Boston, Massachusetts                  02111
   .............................................................................
    (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 2.02.        Results of Operations and Financial Condition.

         On April 17, 2007, State Street Corporation issued a news release announcing its results of operations and related financial information for the first quarter of 2007. A copy of that news release is to be considered "filed" herewith under the Securities Exchange Act of 1934 as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

         State Street Corporation's news release dated April 17, 2007, announcing first quarter 2007 results of operations and related financial information, is intended to be deemed filed herewith as Exhibit 99.1 rather than furnished pursuant to Instruction B.2 to Form 8-K.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STATE STREET CORPORATION

                                  By:      /s/ James J. Malerba
                                  ---------------------------------------
                                  Name:    James J. Malerba
                                  Title:   Senior Vice President and Corporate
                                           Controller

Date: April 17, 2007

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              News release dated April 17, 2007, announcing first quarter
                  2007 results of operations and related financial information.